UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 27, 2018
ENTERPRISE FINANCIAL SERVICES
CORP
(Exact name of registrant as specified in its charter)

Delaware	001-15373	43-1706259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Meramec, St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)

Registrant's telephone number, including area code
(314) 725-5500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

On August 1, 2018 Enterprise Financial Services Corp (the "Company") is presenting the materials attached to this report as Exhibit 99.1 in meetings with certain investors and analysts. On August 1, 2018 at 8:00 a.m. Central time, the Company intends to hold a webcast presentation of these materials, which will be accessible via the Company's website at www.enterprisebank.com under "Investor Relations".
Additionally, the Company is presenting the materials attached to this report as Exhibit 99.1 in meetings with certain investors and analysts during the third quarter of 2018.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit
Number    Description

99.1	Exhibit materials being presented in meetings with certain investors and analysts. These materials are being furnished pursuant to Item 7.01 hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTERPRISE FINANCIAL SERVICES CORP

Date:	July 27, 2018	By:	/s/ Mark G. Ponder
Mark G. Ponder
Senior Vice President and Controller

INDEX TO EXHIBITS

Exhibit No.        Description
-------------        --------------
99.1            Exhibit materials being presented in meetings with certain investors and analysts. These materials are being furnished pursuant to Item 7.01 hereof.*

*This exhibit is furnished to, but not filed with, the Commission by inclusion herein.